Symetra Retirement Passport Group Variable Annuity

Supplement dated June 25, 2018
to Prospectus dated May 1, 2010 as supplemented

Effective July 2, 2018, Deutsche Investment Management Americas Inc., the investment advisor to the below referenced funds, will be renamed DWS Investment Management Americas, Inc.

In addition, the following Deutsche funds will be renamed. Accordingly, any reference to the following Old Fund Name in the prospectus should be replaced with the corresponding New Fund Name as described below.

Old Fund Name	New Fund Name
Deutsche Capital Growth VIP	DWS Capital Growth VIP
Deutsche Small Mid Cap Value VIP	DWS Small Mid Cap Value VIP